SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 18, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

       Connecticut                    001-13135           06-1475343
    (State or other                   (Commission         (IRS Employer
   jurisdiction of incorporation)     File Number)        Identification
                                                           No.)

       One State Street, Hartford, Connecticut           06102-5024
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On April 18, 2000, HSB Group, Inc. (the "Company") issued three press releases announcing its first quarter earnings, declaring a dividend of 44 cents per share, and reporting on its Annual Meeting. Included herewith as Exhibits 99(i), 99(ii), and 99(iii) are the Company's press releases related to these announcements and such information is incorporated herein by reference.


Item 7.  Exhibits.

99(i) Press release dated April 18, 2000 announcing first quarter results. 99(ii) Press release dated April 18, 2000 announcing the declaration of a dividend.
99(iii)Press  release  dated April 18, 2000  reporting on the  Company's  Annual
       Meeting.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     HSB Group, Inc.


Dated:  April 18, 2000                               /s/ R. Kevin Price
                                                     R. Kevin Price
                                                     Senior Vice President
                                                     and Corporate Secretary